Exhibit 10.5

DEGOLYER AND MACNAUGHTON

5001 SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

June 27, 2011

Dr. Juan José Suárez Coppel

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Colonia Petróleos Mexicanos

Torre Ejecutiva, Piso 41

11311 Mexico, D.F. Mexico

Dear Dr. Suárez Coppel;

We hereby consent to the reference to DeGolyer and MacNaughton as set forth under the headings “Presentation of Information Concerning Reserves” and “Business Overview” under the subheadings “Overview by Business Segment,” “Exploration and Production,” and “Reserves” in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2010, and to the filing as an exhibit to the Form 20-F of our report entitled “Appraisal Report as of January 1, 2011 on Reserves of Certain Properties operated by Pemex Exploración y Producción in the Región Marina Suroeste of Mexico.” These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(32) of Regulation S-X of the United States Securities and Exchange Commission.

Very truly yours,

/s/ DeGOLYER and MacNAUGHTON

DeGOLYER and MacNAUGHTON
Texas Registered Engineering Firm F-716